SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2013
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

14.   SUBSEQUENT EVENTS

        In April 2013, the Company drew an additional $5.0 million from its existing line of credit. As of May 23, 2013, a total of $6.9 million of the maximum advance amount of $25.0 million was outstanding under the line of credit.

        In May 2013, the Company amended and restated the certificate of incorporation to increase the total authorized common shares from 35,850,100 to 39,435,110.

        In May 2013, the Company increased the number of shares reserved for future grants under the 2008 Equity Incentive Plan by 1,743,000 shares of common stock.

Unaudited

        In August 2013, the Company entered into an operating lease for a new sales office in New York, New York which expires in September 2024 and increased the Company's total future operating lease obligations by $25.0 million. In conjunction with this noncancelable lease, the Company obtained an irrevocable letter of credit in the amount of $1.2 million, to the benefit of the landlord.

        In August 2013, the Company entered into an operating lease for a new headquarters facility in Redwood City, California which expires in December 2019 and increased the Company's total future operating lease obligations by $25.6 million. In conjunction with this noncancelable lease, the Company obtained an irrevocable letter of credit in the amount of $1.6 million, to the benefit of the landlord.

        In August 2013, subject to stockholder approval, the Company's board of directors adopted a 2013 Equity Incentive Plan and a 2013 Employee Stock Purchase Plan.